As filed with the Securities and Exchange Commission on May 8, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           DATE OF REPORT - MAY 8, 2000



                        NIAGARA MOHAWK POWER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)




State of New York                     1-2987                   15-0265555
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
 of incorporation)                                         Identification  No.)


300 Erie Boulevard West, Syracuse, N.Y.                           13202
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            315-474-1511

Item 5.  Other Events

(a) Registrant hereby files an exhibit which shows the computation of its ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends for the twelve months ended March 31, 2000.

Item 7.  Financial Statements and Exhibits

(c) Exhibits - The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

     Exhibit No. 12 - Statement showing computation of ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends for the twelve months ended March 31, 2000.

          NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NIAGARA MOHAWK POWER CORPORATION
                                      --------------------------------
                                                (Registrant)



Date:  May 8, 2000               By:  /s/Steven W. Tasker
                                      --------------------------------
                                      Steven W. Tasker
                                      Vice President-Controller and
                                      Principal Accounting Officer,
                                      in his respective capacities
                                      as such

                                  EXHIBIT INDEX
                                  -------------

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 12 - Statement showing computation of ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends for the twelve months ended March 31, 2000

                                                                    EXHIBIT 12

            NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES

           Statement Showing Computation of Ratio of Earnings to Fixed
  Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividends
                   for the Twelve Months Ended March 31, 2000
                            (in thousands of dollars)


A.   Net Income (Loss) . . . . . . . . . . . . . . .  $       (41,084)

B.   Taxes Based on Income or Profits. . . . . . . .          (23,062)
                                                      ----------------

C.   Earnings, Before Income Taxes . . . . . . . . .          (64,146)

D.   Fixed Charges  (a). . . . . . . . . . . . . . .          496,352
                                                      ----------------

E.   Earnings Before Income Taxes and Fixed Charges.  $       432,206
                                                      ================


    Preferred Dividend Factor:

H.   Preferred Dividend Requirements . . . . . . . .  $        35,688

I.   Ratio of Pre-tax Income to Net Income (C / A) .   NOT APPLICABLE
                                                      ----------------


J.   Preferred Dividend Factor (H x I) . . . . . . .           35,688

K.   Fixed Charges as Above (D). . . . . . . . . . .          496,352
                                                      ----------------

L.   Fixed Charges and Preferred Dividends Combined.  $       532,040
                                                      ================


M.   Ratio of Earnings to Fixed Charges (E / D). . .             0.87   (b)
                                                      ================

N.   Ratio of Earnings to Fixed Charges and
        Preferred Dividends Combined (E / L) . . . .             0.81   (c)
                                                      ================


(a) Includes a portion of rentals deem representative of the interest factor of $25,488.
(b) Fixed charges exceed earnings before income taxes and fixed charges by $64.1 million.
(c) Fixed charges and preferred dividends combined, exceed earnings before income taxes and fixed charges by $99.8 million.